SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): April 21, 2006

ASSET BACKED SECURITIES CORPORATION (as depositor under the Pooling and Servicing Agreement, relating to the Asset Backed Pass-Through Certificates,

Series 2005-HE8)

ASSET BACKED SECURITIES CORPORATION, HOME EQUITY LOAN TRUST, SERIES 2005-HE8
(Exact name of Issuing Entity as specified in its charter)

ASSET BACKED SECURITIES CORPORATION
(Exact name of Depositor as specified in its charter)

DLJ MORTGAGE CAPITAL, INC.
(Exact name of Sponsor as specified in its charter)
ASSET BACKED SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	333-127230	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eleven Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated December 22, 2005, in connection with the issuance of Asset Backed Securities Corporation Home Equity Loan Trust, Series 2005-HE8, Asset Backed Pass-Through Certificates, Series 2005-HE8, in order to correct certain errors contained in Exhibit 99.1 to such Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

99.1

The Pooling and Servicing Agreement dated as of October 1, 2005, among Asset Backed Securities Corporation, as depositor, (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Select Portfolio Servicing, Inc., as servicer (the “Servicer”)  and U.S. Bank National Association, as trustee (the “Trustee”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASSET BACKED SECURITIES

CORPORATION

By: /s/  ______________________

Name:

Title:

Dated:  April 21, 2006

Exhibit Index

Exhibit

Page

99.1

Pooling and Servicing Agreement dated as of October 1, 2005 (the “Agreement”) among Asset Backed Securities Corporation, as depositor, (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Select Portfolio Servicing, Inc., as servicer (the “Servicer”)  and U.S. Bank National Association, as trustee (the “Trustee”).

EXHIBIT 99.1

MCKEE NELSON LLP

One Battery Park Plaza, 34 Floor

New York, New York  10004

Telephone:  (917) 777-4200

Facsimile:  (917) 777-4299

April 21, 2006

BY MODEM

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:

Asset Backed Securities Corporation.

Asset Backed Securities Corporation, Home Equity Loan Trust,

Series 2005-HE8

Ladies and Gentlemen:

On behalf of Asset Backed Securities Corporation (the “Company”), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company’s Current Report on Form 8-K/A, for filing of the Pooling and Servicing Agreement in connection with the above-referenced transaction.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated December 22, 2005, in connection with the issuance of the Company’s Asset Backed Securities Corporation Home Equity Loan Trust, Series 2005-HE8, Asset Backed Pass-Through Certificates, Series 2005-HE8, in order to correct certain errors contained in Exhibit 99.1 to such Form 8-K.

Very truly yours,

_/s/ Ali Yenal

Ali Yenal

Enclosure